SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




      Date of report (Date of earliest event reported): December 31, 2008

                        Biggest Little Investments L.P.
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            (Exact name of registrant as specified in its charter)



         Delaware                     0-16856                 13-3368726
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(State or other jurisdic-    (Commission File Number)   (IRS Employer Identi-
 tion of incorporation or                                   fication No.)
     organization)



 3650 S. Virginia St., Unit K2
          Reno, Nevada                                           89502
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(Address of principal executive                                (Zip Code)
           offices)

                                (775) 825-3355
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             (Registrant's telephone number, including area code)


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         (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]Pre-commencement communications pursuant to Ruled 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13E-4(c))



ITEM 8.01.  Other Events.

     On January 28, 2009, Biggest Little Investments, L.P. (the "Partnership") reported year-end 2008 occupancy of approximately 20% and average monthly effective rent of $1.11 per occupied square foot at its Sierra Marketplace Shopping Center located in Reno, Nevada (the "Sierra Property"). The occupancy and average monthly effective rent figures do not include a 37,368 square foot section within the Sierra Property that is being leased by a casino resort property that is adjacent to the Sierra Property. The Sierra Property was the Partnership's only operating asset as of December 31, 2008.
















































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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 28th day of January, 2009.


                                Biggest Little Investments L.P.

                                By:  Maxum LLC
                                     Its General Partner


                                     By:  /s/ Ben Farahi
                                     -------------------
                                              Ben Farahi
                                              Manager










































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